UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2005

HERSHA HOSPITALITY TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-14765	251811499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

510 Walnut Street, 9th Floor
Philadelphia, Pennsylvania 19106
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (215) 238-1046

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 13, 2005, Hersha Hospitality Limited Partnership (the “Company”), the operating partnership subsidiary of Hersha Hospitality Trust, and Hersha Statutory Trust I, a Delaware trust formed by the Company on May 11, 2005 (the “Trust”), completed the issuance and sale in a private placement of $25,000,000 aggregate principal amount of fixed/floating rate preferred securities (the “Trust Preferred Securities”) issued by the Trust. The Trust Preferred Securities mature on June 30, 2035, are redeemable at the Company’s option beginning June 30, 2010, and require quarterly distributions of interest by the Trust to the holder of the Trust Preferred Securities. Distributions will be payable quarterly at a fixed interest rate equal to 7.34% per annum through June 30, 2010 and then will be payable at a variable interest rate equal to the London Interbank Offered Rate (“LIBOR”) rate plus 3.0% per annum. The Trust simultaneously issued 774 of the Trust’s common securities (the “Common Securities”) to the Company for a purchase price of $774,000, which constitute all of the issued and outstanding common securities of the Trust.

The Trust used the proceeds from the sale of the Trust Preferred Securities together with the proceeds from the sale of the Common Securities to purchase $25,774,000 aggregate principal amount of unsecured fixed/floating rate junior subordinated notes due June 30, 2035 issued by the Company (the “Junior Subordinated Notes”). The net proceeds to the Company from the sale of the Junior Subordinated Notes to the Trust will be used by the Company for general corporate purposes, including the acquisition of additional hotel properties.

The Junior Subordinated Notes were issued pursuant to a Junior Subordinated Indenture, dated May 13, 2005 (the “Indenture”), between the Company and JPMorgan Chase Bank, N.A., as trustee. The terms of the Junior Subordinated Notes are substantially the same as the terms of the Trust Preferred Securities. The interest payments on the Junior Subordinated Notes paid by the Company will be used by the Trust to pay the quarterly distributions to the holders of the Trust Preferred Securities. The Indenture permits the Company to redeem the Junior Subordinated Notes (and thus a like amount of the Preferred Trust Securities) on or after June 30, 2010. If the Company redeems any amount of the Junior Subordinated Notes, the Trust must redeem a like amount of the Trust Preferred Securities.

The terms of the Trust Preferred Securities are governed by an Amended and Restated Trust Agreement, dated May 13, 2005 (the “Trust Agreement”), among the Company, as depositor, JPMorgan Chase Bank, N.A., as property trustee, Chase Bank USA, N.A., as Delaware trustee, the Administrative Trustees named therein and the holders from time to time of undivided beneficial interests in the assets of the Trust. Under the terms of the Trust Preferred Securities, an event of default generally occurs upon:

•	non-payment of interest on the Junior Subordinated Notes when it becomes due and payable, and continuance of the default for a period of 30 days;

•	non-payment of the principal of, or any premium on, the Junior Subordinated Notes at their maturity;

•	the Company’s failure to comply with its covenants or certain other provisions of the Indenture, which failure continues for a period of 30 days after the Company receives notice of such failure;

•	non-payment of any distribution on the Trust Securities when it becomes due and payable, and continuance of the default for a period of 30 days;

•	non-payment of the redemption price of any Trust Security when it becomes due and payable;

•
the Trustee’s failure to comply in any material respect with any covenants or certain other provisions of the Trust Agreement, which failure continues for a period of 30 days after the Trustees and the Company receive notice of such failure; or

•	bankruptcy or liquidation of the Company or of the Trust.

The offering of the Trust Preferred Securities was conducted pursuant to a Purchase Agreement, dated as of May 11, 2005 (the “Purchase Agreement”), among the Company, the Trust and Merrill Lynch International, as the initial purchaser.

The preceding discussion is qualified in its entirety by reference to the terms of the Indenture, the Trust Agreement, the Junior Subordinated Notes, the Trust Preferred Securities and the Purchase Agreement. Copies of the Indenture, the Trust Agreement, the form of security representing the Junior Subordinated Notes, the form of Trust Preferred Securities Certificate and the Purchase Agreement are attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4 and 10.1, respectively, and incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information required by this item is included in Item 1.01 and incorporated herein by reference.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

The information required by this item is included in Item 1.01 and incorporated herein by reference.

All of the securities described in Item 1.01 were issued in a private placement exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and/or Regulation D promulgated thereunder.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

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4.1	Junior Subordinated Indenture, dated as of May 13, 2005, between the Company and JPMorgan Chase Bank, National Association, as trustee.

4.2
Amended and Restated Trust Agreement, dated as of May 13, 2005, among the Company, as depositor, JPMorgan Chase Bank, National Association, as property trustee, Chase Bank USA, National Association, as Delaware trustee, the Administrative Trustees named therein and the holders of undivided beneficial interests in the assets of the Trust.

4.3	Form of Junior Subordinated Note (included in Exhibit 4.1 hereto).

4.4	Form of Trust Preferred Security Certificate (included in Exhibit 4.2 hereto).

10.1	Purchase Agreement, dated as of May 11, 2005, among the Company, the Trust and Merrill Lynch International.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HERSHA HOSPITALITY TRUST

Date: May 17, 2005	By:	/s/ Ashish R. Parikh
Ashish R. Parikh
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

4.1	Junior Subordinated Indenture, dated as of May 13, 2005, between the Company and JPMorgan Chase Bank, National Association, as trustee.

4.2
Amended and Restated Trust Agreement, dated as of May 13, 2005, among the Company, as depositor, JPMorgan Chase Bank, National Association, as property trustee, Chase Bank USA, National Association, as Delaware trustee, the Administrative Trustees named therein and the holders of undivided beneficial interests in the assets of the Trust.

4.3	Form of Junior Subordinated Note (included in Exhibit 4.1 hereto).

4.4	Form of Trust Preferred Security Certificate (included in Exhibit 4.2 hereto).

10.1	Purchase Agreement, dated as of May 11, 2005, among the Company, the Trust and Merrill Lynch International.